Exhibit 99.1

Helmerich & Payne, Inc. Goldman Sachs Global Energy Conference January 8-9, 2013

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs, rig performance and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. International Land Offshore U.S. Land 96 111 127 130 128 151 193 224 254 257 281 320 336 400 350 300 250 200 150 100 50 0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E* Fiscal Year (Ending Sept 30)

Growing Shareholder Value Lead Innovation Expand Market Share Drive Well Costs Down Satisfy Customers

Five-Year Relative Shareholder Return Source: Thomson Financial as of January 4, 2013 250% 200% 150% 100% 50% 0% Jan-08 May-08 Sep-08 Jan-09 May-09 Sep-09 Jan-10 May-10 Sep-10 Jan-11 May-11 Sep-11 Jan-12 May-12 Sep-12 Jan-13 HP NBR PTEN UNT

Changes in Lower 48 U.S. Land Rig Count Estimated Change Since 2008 Peak in Active U.S. Land Rigs (Smith Bits Weekly Rig Count - October 17, 2008 to December 28, 2012) Percentage Change in Rig Count Oct-08 Dec-08 Feb-09 Apr-09 Jun-09 Aug-09 Oct-09 Dec-09 Feb-10 Apr-10 Jun-10 Aug-10 Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11 Dec-11 Feb-12 Apr-12 Jun-12 Oct-12 Dec-12 40% 30% 20% 10% 0% -10% -20% -30% -40% -50% -60% -70% -80%

Technology & Quality Service Make a Difference * Does not include the impact of early contract termination revenue. ** Represents weighted-average rig margin per day for PTEN, NBR and UNT through Q3CY12. H&P’s Margin Premium U.S. Land Average Daywork Margins* $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 2005 2006 2007 2008 2009 2010 2011 2012 Quarter Ended (Calendar Years) Average Rig Margin per Day H&P Peers**

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. U.S. Land Drilling Operating Income $300 $250 $200 $150 $100 $50 $0 -$50 2005 2006 2007 2008 2009 2010 2011 2012 Calendar Year HP NBR** PTEN* UNT Quarterly Operating Income (Millions)

Record Profits During Industry Slowdown (2) PTEN’s operating income includes drilling operations in Canada. (1) NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. (2) (1) U.S. Land Drilling Operating Income 12 Months Ended September 30, 2012 Operating Income (Millions) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 HP NBR(1) PTEN(2) UNT

U.S. Land Market Conditions Pricing in the spot market remains firm. Our active rig count remains strong at 240 rigs. We continue to have a few conversations with customers regarding new build orders.

H&P’s U.S. Land Fleet Activity Active rigs on term (in blue) generated both revenue and revenue days. Includes completed new builds that were waiting on operators and which generated revenue but did not generate revenue days. (1) (2) Number of Active H&P U.S. Land Rigs 0 30 60 90 120 150 180 210 240 270 189 199 209 217 228 236 242 239 231 240 129 131 135 144 145 154 160 157 158 160 59 66 73 73 83 82 81 82 73 80 Avg. Avg. Q1FY11 Avg. Q2FY11 Avg. Q3FY11 Avg. Q4FY11 Avg. Q1FY12 Avg. Q2FY12 Avg. Q3FY12 Avg. Q4FY12 9/30/2012 1/8/2013 Active Rigs in Spot Market Active Rigs on Term(1) Other Rigs on Term(2)

H&P Global Fleet Under Term Contract Term Contract Status - H&P Global Fleet (Including Announced New Builds - as of 1/8/13) U.S. Land Offshore International Land Number of Rigs Already under Long-Term Contracts (Estimated Quarterly Average) 0 20 40 60 80 100 120 140 160 180 200 159 140 133 122 105 96 84 71 59 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15

 (244 H&P Contracted Land Rigs as of 1/8/13*) Leading U.S. Unconventional Driller * Includes announced new FlexRigs with customer commitments scheduled for completion in fiscal 2013. Utica Shale, 3 Marcellus Shale, 3 Woodbine, 4 Haynesville/Cotton Valley, 5 Other Oil, 5 California Oil, 6 Barnett Shale, 7 Granite Wash, 8 Mississippian, 11 Cana Woodford, 11 Niobrara Shale, 11 Other Gas (Dry and Liquids Rich), 13 Bakken Shale, 31 Permian Basin, 41 Eagle Ford Shale, 85

Favorable Market Trends for FlexRigs AC drive rigs replacing SCR and mechanical rigs More customers high-grading their fleets Increasing well complexity Focus on drilling efficiency, technology and safety

Week Ended October 4, 2008 By Power Type 2008 Peak Rig Count (~1,925) - U.S. Land Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 10% of the active rigs that were not readily identified. 1,200 1,000 800 600 400 200 0 Estimated Number of Rigs AS SCR Mechanical

Week Ended December 28, 2012 By Power Type Current Rig Count (~1,600) - U.S. Land Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified. 1200 1000 800 600 400 200 0 AC SCR Mechanical Estimated Number of Rigs

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. H&P U.S. Land Activity Estimated Customer Distribution (December 2012) Industry U.S. Land Activity Estimated Customer Distribution (December 2012) Small & Private Operators Majors Large Operators Small & Private Operators Majors Large Operators

Unconventional Plays Shaping Landscape Well complexity is increasing: Technology solutions that provide safe, environmentally sound and efficient operations are required by contractors to be competitive Extended reach laterals progressively longer Multi-well pad drilling gaining acceptance in more areas A factory approach to drilling wells is required This all creates an expanding level of demand for FlexRigs

Increasing Focus on More Difficult Drilling

AC Drive U.S. Rig Market Share (~650 Rigs) Note: The above estimates corresponding to market share are derived from multiple sources including Rig Data, Smith Bits, and corporate filings.

H&P’s Lead in U.S. Land AC Drive Rigs Note: The above estimates corresponding to U.S. lower 48 AC Drive fleets and new build commitments are derived from Rig Data and corporate filings.

An Undersupply of AC Drive Rigs (~1,600 Active Rigs in the U.S. By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

H&P’s New Build Advantages We have been improving and honing the process for over 10 years, prompting our assertion that we build a better rig for less Safety is our first priority, followed by a relentless focus on strong execution and performance in the field Exceptional fleet uniformity Extensive collaboration with customers and suppliers A strong organizational orientation to consistent, repeatable, field execution

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that more precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains An enhanced and significantly safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

A Value Proposition Example – H&P vs. Competitors Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average 2012 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 20 13 9 Other days 3 3 3 Moving days 7 4 3 Total rig revenue days per well 30 20 15 2. Drilling contractor dayrate $17,500 $23,000 $28,000 Operator’s other intangible $25,000 $25,000 $25,000 cost per day estimate Total daily cost estimate $42,500 $48,000 $53,000 Total cost per well (daily services) $1,275,000 $960,000 $795,000 3. Total well savings with H&P – per well $480,000 $165,000 per year $11.7MM $4.0MM Increased wells per rig per year versus conventional average: 12 wells Increased wells per rig per year versus peer fit-for-purpose: 6 wells

Performance is Not Only About Better Rigs It’s also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

H&P Competitive Advantages Our people, processes and FlexRig technology create a very important competitive advantage for the Company. Our value proposition will continue to be directed toward delivering compelling performance for our customers and shareholders. The shift to drilling more complex unconventional resource plays that require the drilling of horizontal and directional wells only magnifies our competitive advantage.

Additional References

Oil and Natural Gas Prices Source: Energy Information Administration Oil Prices Natural Gas Prices

U.S. Rig Activity by Hydrocarbon Target

Dry Gas (Long-term Contracts) 4% H&P’s Exposure to Oil & Liquids Estimated proportion of H&P’s active U.S. Land rigs by primary hydrocarbon target as of 1/8/13 Dry Gas (Spot Market) 1%

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